                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 24, 2003



                                         /s/ Benjamin S. Carson, Sr.
                                         -----------------------------------
                                         Name: Benjamin S. Carson, Sr.
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 24, 2003



                                         /s/ John T. Dillon
                                         -----------------------------------
                                         Name: John T. Dillon
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 24, 2003



                                         /s/ Claudio X. Gonzalez
                                         -----------------------------------
                                         Name: Claudio X. Gonzalez
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 22, 2003



                                         /s/ Gordon Gund
                                         ---------------------------
                                         Name: Gordon Gund
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 17, 2003



                                         /s/ James M. Jenness
                                         -----------------------------------
                                         Name: James M. Jenness
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 24, 2003



                                        /s/ Dorothy A. Johnson
                                        --------------------------
                                        Name:  Dorothy A. Johnson
                                        Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 21, 2003



                                         /s/ L. Daniel Jorndt
                                         -----------------------------------
                                         Name: L. Daniel Jorndt
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 24, 2003



                                         /s/ Ann McLaughlin Korologos
                                         ----------------------------------
                                         Name: Ann McLaughlin Korologos
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 23, 2003



                                         /s/ William D. Perez
                                         -----------------------------------
                                         Name: William D. Perez
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 23, 2003



                                         /s/ William C. Richardson
                                         --------------------------
                                         Name: William C. Richardson
                                         Title: Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file:

         (a) the Registration Statement on Form S-8 relating to the Kellogg Company 2003 Long-Term Incentive Plan;

         (b) the Registration Statement on Form S-8 relating to the Kellogg Company Deferred Compensation Plan for Non-Employee Directors;

         (c) the Registration Statement on Form S-8 relating to the Kellogg Company Savings and Investment Plan; and

         (d) the Registration Statement on Form S-8 relating to the Kellogg Company -- Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan;

and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


Dated: April 23, 2003



                                         /s/ John L. Zabriskie
                                         --------------------------------
                                         Name: John L. Zabriskie
                                         Title: Director

I, Janet Langford Kelly, hereby resign as an officer and (as applicable) director from Kellogg Company and all direct and indirect subsidiaries of Kellogg Company.

I also hereby authorize any one of the following: James Markey, Joel Wittenberg and Gary Pilnick, or a designee of any of them, to act as my agent to sign and/or file any and all documents on my behalf which any of them believe are needed to more fully implement this resignation, such as the voting and/or transfer of any shares of any such subsidiary which I may hold.

I also hereby delegate my authority under any powers of attorney to either of James Markey or Gary Pilnick, or a designee of either.



/s/ Janet Langford Kelly

August 28, 2003